                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D. C. 20549




                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): October
                                    17, 2002

                                ----------------

                       TRIDENT SYSTEMS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-30769            87-0419231
    ----------------------------      -----------          -----------------
     (State  or  other  jurisdiction  (Commission          (IRS  Employer
        of  incorporation)             File  Number)       Identification  No.)


                  3592 Route 22 W, Whitehouse, New Jersey 08888
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (908) 534-1446

                                 --------------

     This amendment to the Current Report on Form 8-K originally dated October 23, 2002, is being filed in order to provide the required financial information for the Company.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS



                     Rosenberg Rich Baker Bergman & Company
                                380 Foothill Road
                          Bridgewater, New Jersey 08807


                          Independent Auditors' Report




To the Board of Directors and Stockholders of Professional Employer Consulting Services, Inc. T/A AAMPRO, Inc.


We have audited the accompanying balance sheet of Professional Employer Consulting Services, Inc. T/A AAMPRO, Inc. as of December 31, 2001, and the related statements of operations, stockholders' equity (impairment) and cash flows for the years ended 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We have conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Professional Employer Consulting Services, Inc. T/A AAMPRO, Inc. as of December 31, 2001 and the results of their operations, cash flows and changes in stockholders' equity (impairment) for the years ended 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

                         /s/  Rosenberg  Rich  Baker  Bergman  &  Company


Bridgewater,  New  Jersey
July  26,  2002

                 PROFESSIONAL EMPLOYER CONSULTING SERVICES, INC.
                                T/A AAMPRO, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2001




             Assets
Current Assets
         Cash                                                                    $  11,154
 Accounts receivable - Notes 1, 2                                                  233,463
                                                                                 ----------
         Total Current Assets                                                      244,617

Customer list, net of accumulated amortization of $44,070 - Note 4                 543,530
Property and equipment, net of $38,816 of accumulated depreciation
 and amortization - Notes 1, 3                                                      48,120
Deposits                                                                             3,200
                                                                                 ----------
         Total Assets                                                              839,467
                                                                                 ==========

         Liabilities and Stockholders' Equity (Impairment)

Current Liabilities
 Bank overdraft                                                                    117,241
 Accounts payable                                                                   92,607
 Accrued expenses                                                                   14,433
 Note payable                                                                       30,000
 Health benefits payable - Note 5                                                  285,377
 Payroll taxes payable                                                              88,014
 Current maturities of long-term debt - Note 6                                      13,537
 Client deposits                                                                   100,566
 Due to Amstaff - Note 7                                                            72,000
                                                                                 ----------
        Total Current Liabilities                                                  813,775


Long-term debt, excluding current maturities - Note 6                               68,331
                                                                                 ----------
        Total Liabilities                                                          882,106
                                                                                 ----------

Stockholders' Equity (Impairment)
 Common stock, no par value, 2,500 shares authorized, issued, and  outstanding.        100
 Contributed capital                                                               120,035
 Accumulated (deficit)                                                            (162,774)
                                                                                 ----------

  Total Stockholders' Equity (Impairment)                                          (42,639)
                                                                                 ----------

  Total Liabilities and Stockholders' Equity (Impairment)                        $ 839,467
                                                                                 ==========

                     See notes to the financial statements.

                 PROFESSIONAL EMPLOYER CONSULTING SERVICES, INC.
                                T/A AAMPRO, INC.
                            STATEMENTS OF OPERATIONS




                                       Year  Ended  December  31,
                                       -------------------------
                                           2001         2000
                                       ------------  -----------
Revenue - Note 1                       $17,666,624   $9,476,741
                                       ------------  -----------

Cost of Services
  Payroll                               14,819,854    8,008,928
  Payroll taxes                          1,153,672      698,100
  Employee benefits                        875,797      334,653
  Workers compensation insurance            78,939      106,774
                                       ------------  -----------
    Total Cost of Services              16,928,262    9,148,455
                                       ------------  -----------

Gross Profit                               738,362      328,286
                                       ------------  -----------

Operating Expenses
 General and administrative expenses       742,880      309,293
 Selling expenses                           32,577       14,843
 Depreciation                               24,783       12,285
 Amortization                               44,070            -
                                       ------------  -----------
   Total Operating Expenses                844,310      336,421
                                       ------------  -----------

Loss From Operations                      (105,948)      (8,135)
                                       ------------  -----------

Other (Expense)
 Interest expense                          (19,065)        (576)
                                       ------------  -----------
   Total Other (Expense)                   (19,065)        (576)
                                       ------------  -----------

Loss Before Income Taxes                  (125,013)      (8,711)

Income Taxes                                   200          400
                                       ------------  -----------

Net Loss                               $  (125,213)  $   (9,111)
                                       ============  ===========

                     See notes to the financial statements.

                 PROFESSIONAL EMPLOYER CONSULTING SERVICES, INC.
                                T/A AAMPRO, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (IMPAIRMENT)
            FOR THE PERIODS JANUARY 1, 2000 THROUGH DECEMBER 31, 2001

                                                      Common Stock     Additional
                                                 --------------------
                                                  Number               Paid In     Accumulated
                                                  of Shares   Amount   Capital     (Deficit)     Total
                                                 ----------   -------  ----------  -----------   ----------

     Balance, January 1, 2000                        2,500    $  100    $       -   $ (28,450)    $(28,350)


Net Loss for the Year Ended
   December 31, 2000                                     -         -            -      (9,111)      (9,111)
                                                 ----------   -------  ----------  -----------   ----------

Balance, December 31, 2000                           2,500       100            -     (37,561)     (37,461)

   Contributed capital                                  -          -      120,035           -      120,035

Net Loss for the Year Ended   December 31,
2001                                                    -          -            -    (125,213)    (125,213)
                                                 ----------   -------  ----------  -----------   ----------

Balance, December 31, 2001                          2,500     $  100   $  120,035  $ (162,774)   $ (42,639)
                                                 ==========   =======  ==========  ===========   ===========



                     See notes to the financial statements.

                                T/A AAMPRO, INC.
                             STATEMENT OF CASH FLOWS
                             YEAR ENDED DECEMBER 31,



                                                     2001        2000
                                                  ----------  ----------
   Cash Flows From Operating Activities
       Net Loss                                   $(125,213)   $(9,111)
   Adjustments to Reconcile Net Loss to Net Cash
   Provided by Operations
     Depreciation and amortization                   68,853      12,285
 Decrease (Increase) in Assets
     Accounts receivable                             82,685     (75,769)
     Other assets                                     1,015        (915)
     Deposits                                             -      (3,200)
 Increase (Decrease) in Liabilities
     Bank overdraft                                  15,216     102,025
     Accounts payable                                85,849       6,758
     Accrued expenses                               (38,364)     53,414
     Health benefits payable                        236,005      48,755
     Payroll taxes payable                           10,700      76,844
     Client deposits                                 25,554      75,012
                                                  ----------  ----------
   Net Cash Provided by Operating Activities        362,300     286,098
                                                  ----------  ----------

Cash Flows From Investing Activities
 Purchase of equipment                              (25,000)    (55,784)
                                                  ----------  ----------
 Net Cash Used in Investing Activities              (25,000)    (55,784)
                                                  ----------  ----------

Cash Flows From Financing Activities
 Advances to vendor                                (587,600)   (304,892)
 Advances from vendor                               137,980           -
 Repayments of note payable                          (1,420)          -
 Repayment of stockholder loans                    (120,035)          -
 Loans from stockholder                              21,168      64,031
 Proceeds from note payable                          30,000           -
 Proceeds from long term note payable                73,726       9,564
 Proceeds from contribution of capital              120,035           -
                                                  ----------  ----------
Net Cash Provided by Financing Activities          (326,146)   (231,297)
                                                  ----------  ----------

Net Increase in Cash                                 11,154        (983)
Cash at Beginning of Year                                 -         983
                                                  ----------  ----------
Cash at End of Year                               $  11,154   $       -
                                                  ==========  ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 Cash paid during the year for:
   Interest Expense                                  19,065         576
                                                  ==========  ==========
   Income Taxes                                         200         200
                                                  ==========  ==========

 NON-CASH INVESTING AND FINANCING ACTIVITIES
 During the year ended December 31, 2001 the Company acquired a customer list in exchange for the forgiveness of advances to a vendor.

                     See notes to the financial statements.

                 PROFESSIONAL EMPLOYER CONSULTING SERVICES, INC.
                                T/A AAMPRO, INC.
                        NOTES TO THE FINANCIAL STATEMENTS



NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Nature  of  Organization
     Professional Employer Consulting Services, Inc. T/A AAMPRO, Inc. (the "Company") was organized on October 8, 1995 under the laws of the State of New Jersey. The Company is primarily engaged in the business of providing employee leasing, payroll, benefits and human resource management services to small and middle market businesses in a variety of industries.

Use  of  Estimates
     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allowance  for  Doubtful  Accounts
     An allowance for doubtful accounts for 2001 and 2000 has not been established, as all accounts receivable are considered to be collectible.

Property  and  Equipment
     Property and equipment are stated at cost less accumulated depreciation. Depreciation and amortization of fixed assets and leasehold improvements are imputed principally on assets using the straight-line accelerated method over the estimated useful lives of the related assets. Repairs and maintenance expenditures which do not extend the useful lives of related assets are expensed as incurred.

Revenue  Recognition
     Revenue is recognized as services are provided. Billing to Professional Employer Consulting Services, Inc. T/A AAMPRO's clients is based on the average annual cost for services spread in equal payments over the clients' annual billing cycle. Billings do not reflect actual expenses incurred due to the front loading and subsequent phase-out of expenses and taxes. As a direct result of this averaging, net income is decreased during the first half of the year and subsequently increases during the second half of the year. Furthermore, gross revenues generally increase in the fourth quarter primarily due to salary increases and bonuses that client companies award their employees during this period.

Advertising  Costs
     Advertising costs are charged to operations when incurred. Advertising expense was $32,577 and $10,528 for the years ended December 31, 2001 and 2000 respectively.

Income  Taxes
     The Company has elected to file as an "S" Corporation for Federal and State income tax purposes, thus income is taxed to the shareholders personally. Accordingly, only the reduced state income tax provision has been made in the accompanying financial statements.

NOTE  2  -  CONCENTRATIONS  OF  BUSINESS  AND  CREDIT  RISK

At times throughout the year, the Company may maintain certain bank accounts in excess of FDIC insured limits.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and does not maintain an allowance for doubtful accounts because management believes all accounts receivable are considered to be collectible.

                 PROFESSIONAL EMPLOYER CONSULTING SERVICES, INC.
                                T/A AAMPRO, INC.
                        NOTES TO THE FINANCIAL STATEMENTS



NOTE  3  -  PROPERTY  AND  EQUIPMENT

Property and equipment, at cost, consists of the following at December 31, 2001:

     Computer equipment and software  $  82,436
     Leasehold improvements               4,500
                                      ---------
          Total                          86,936
     Less: accumulated depreciation      38,816
                                      ---------
          Total                       $  48,120
                                      ---------


Depreciation expense charged to operations amounted to $24,783 and $12,285 for the years ended December 31, 2001 and 2000, respectively.

NOTE  4  -  CUSTOMER  LIST

On April 1, 2001, the Company acquired a customer list from a vendor in exchange for the forgiveness of advances and the assumption of liabilities which net to $587,600. The customer list is being amortized on a straight-line basis over 10 years. Amortization expense was $44,070 for the year ended June 30, 2002.

NOTE  5  -  EMPLOYEE  BENEFIT  PLANS

Medical  Benefit  Plans

     The Company offers fully-insured and self-insured medical benefits to employees. Participating employer customers may participate or opt to offer their own insurance coverage to employees.

     The Company's self-insured plan, is a self-funded employee welfare benefit plan pursuant to the Employee Retirement Income Security Act of 1974, as amended. The plan administration is provided by a third party Claims Supervisor for claim form submissions, correspondence, benefit determinations, claim processing and disbursement preparation. All eligible employees may participate in the welfare benefit plan upon satisfaction of the waiting period, completion of enrollment documents and meeting eligibility requirements. Participating employees contribute to the cost of their coverage premiums through payroll deductions. Such payroll deductions are recorded as revenue when billed to client employers. The plan offers Network and Non-Network Provider Organization medical services, hospital services, inpatient and outpatient treatment, prescription drug, vision care and dental benefits. The Company is protected against unanticipated catastrophic claims through an individual excess insurance risk policy.

     Accrued Health Insurance Plan Claims as of December 31, 2001 amounted to $285,377, and consist of amounts due to providers based on claims filed and estimates of claims incurred before December 31, 2001 but not reported.

                 PROFESSIONAL EMPLOYER CONSULTING SERVICES, INC.
                                T/A AAMPRO, INC.
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS



NOTE  5  -  EMPLOYEE  BENEFIT  PLANS,  (Continued)

     Multiple  Employer  401(k)  Profit  Sharing  Plan

     The Company sponsors a qualified, multiple employer defined contribution prototype plan. Client employers may adopt the terms and provisions of this qualified plan. Eligible employees may elect to contribute up to 15% of their annual compensation to an investment trust. Participating employers may elect to make matching or discretionary contributions under the terms of the plan. The Company did not contribute to the accounts of its participants in 2001 and 2000.

NOTE  6  -  LONG-TERM  DEBT

     Long-term  debt  is  comprised  of  the  following:



Installment  Notes
Interest  At  15.3%  Due  In  Monthly  Installments  Of  $239 Including Interest
Through  December  2005  Secured  By  Equipment  With A Net Book Value Of $7,180        $     8,143

Interest At 15.3% Due In Monthly Installments Of $599 Including Interest Through May
2006  Secured  By  Equipment  With  A  Net  Book  Value  Of  $18,750                         22,659

Interest At 10% Due In Monthly Installments Of $1,033 Including Interest Through April
2007                                                                                         51,066
                                                                                       --------------
               Total                                                                         81,868

          Less  Current  Maturities                                                          13,537
                                                                                       --------------
          Long-Term  Debt,  Net Of Current Maturities                                  $     68,331
                                                                                       ==============

     Total  Maturities  Of  Long-Term  Debt  Are  As  Follows:

          Years  Ending  December  31,
                    2002                                                               $     13,537
                    2003                                                                     15,121
                    2004                                                                     17,104
                    2005                                                                     18,387
                    2006                                                                     13,673
                    Thereafter                                                                4,046
                                                                                       --------------
                                                                                       $     81,868
                                                                                       ==============

                 PROFESSIONAL EMPLOYER CONSULTING SERVICES, INC.
                                T/A AAMPRO, INC.
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE  7  -  DUE  TO  AMSTAFF

Due to Amstaff represents non-interest bearing advances from a Company which provides administrative services to the Company and are due on demand.

NOTE  8  -  OPERATING  LEASE  COMMITMENTS

The  Company  leases  certain  office  space  under  an  operating  lease.

The following is a schedule of future minimum rental payments required under the operating lease which has remaining non-cancelable terms in excess of one year as December 31, 2001.

   Years  Ending  December  31,
              2002                                             $     38,400
              2003                                                   28,800
                                                                     ----------
              Total  minimum  payments  required               $     67,200
                                                                     ==========

The  lease  contains  a  renewal  option  for  an  additional  two  years.

Rent expense for the year ended December 31, 2001 and 2000 was $38,400 and $22,612, respectively.

                       Trident Systems International, Inc.
                   Unaudited Proforma Combined Balance Sheets
                               September 30, 2002





                                                                     Professional
                                                                  Employer Consulting Trident Systems          Proforma
                                                                   Services, Inc.     International, Inc.    Adjustments
                                                                  ----------------  ---------------------  -----------------
     Assets
Current Assets
Cash                                                              $         41,060  $                  -   $              -
Accounts receivable                                                        329,098                     -                  -
Investment in Telcoenergy, LLC                                                   -             6,830,430         (6,830,430)
Total Current Assets                                                       370,158             6,830,430         (6,830,430)
                                                                  ----------------  ---------------------  -----------------
Customer list, net of accumulated amortization of $97,500                  490,100                     -                  -
Property and equipment, net of $53,728 of accumulated
   depreciation and amortization                                            33,793                     -                  -
Deposits                                                                     3,563                     -                  -
         Total Assets                                                      897,614             6,830,430         (6,830,430)
                                                                  ----------------  ---------------------  -----------------

         Liabilities and Stockholders' Equity (Impairment)
Current Liabilities
   Accounts payable                                                        28,168                 52,231            (52,231)
   Accrued expenses                                                        24,118                      -                  -
   Note payable                                                            30,000                      -                  -
   Notes payable - related party                                                -                 43,686            (43,686)
   Health benefits payable                                                426,838                      -                  -
   Payroll taxes payable                                                  288,251                      -                  -
   Current maturities of long-term debt                                    14,714                      -                  -
   Client deposits                                                         97,242                      -                  -
         Total Current Liabilities                                        909,331                 95,917            (95,917)
                                                                  ----------------  ---------------------  -----------------

Long-term debt, excluding current maturities                               57,279                      -                  -
         Total Liabilities                                                966,610                 95,917            (95,917)
                                                                  ----------------  ---------------------  -----------------

Stockholders' Equity (Impairment)
  Common stock                                                             75,350                  7,271            (75,350)
  Preferred stock                                                               -                  4,501                  -
  Contributed capital                                                     120,035             11,132,191        (11,071,863)
  Subscription receivable                                                  (3,250)                     -              3,250
  Accumulated deficit                                                    (261,131)            (4,409,450)         4,409,450
         Total Stockholders' Equity (Impairment)                          (68,996)             6,734,513         (6,734,513)
                                                                  ----------------  ---------------------  -----------------
         Total Liabilities and Stockholders' Equity (Impairment)  $       897,614   $          6,830,430   $     (6,830,430)
                                                                  ----------------  ---------------------  -----------------

                                                                   Proforma
                                                                   Company
                                                                   Combined
                                                                   ---------------
Assets
Current Assets
Cash                                                               $       41,060
Accounts receivable                                                       329,098
Investment in Telcoenergy, LLC                                                  -
Total Current Assets                                                      370,158
                                                                  ---------------
Customer list, net of accumulated amortization of $97,500                 490,100
Property and equipment, net of $53,728 of accumulated
   depreciation and amortization                                           33,793
Deposits                                                                    3,563
         Total Assets                                                     897,614


         Liabilities and Stockholders' Equity (Impairment)
Current Liabilities
   Accounts payable                                                        28,168
   Accrued expenses                                                        24,118
   Note payable                                                            30,000
   Notes payable - related party                                                -
   Health benefits payable                                                426,838
   Payroll taxes payable                                                  288,251
   Current maturities of long-term debt                                    14,714
   Client deposits                                                         97,242
         Total Current Liabilities                                        909,331
                                                                  ---------------

Long-term debt, excluding current maturities                               57,279
                                                                  ---------------
         Total Liabilities                                                966,610

Stockholders' Equity (Impairment)
  Common stock                                                              7,271
  Preferred stock                                                           4,501
  Contributed capital                                                     180,363
  Subscription receivable                                                       -
  Accumulated deficit                                                    (261,131)
         Total Stockholders' Equity (Impairment)                          (68,996)
                                                                  ---------------
         Total Liabilities and Stockholders' Equity (Impairment)  $       897,614
                                                                  ---------------

                       Trident Systems International, Inc.
              Unaudited Proforma Combined Statements of Operations
                               September 30, 2002






                                                        Professional                                          Proforma
                                                     Employer Consulting Trident Systems         Proforma     Combined
                                                      Services, Inc.    International, Inc.    Adjustments     Company
                                                     ----------------  ---------------------  -------------  ------------
Revenue                                              $    12,948,951    $                 -   $          -   $12,948,951
Cost of Services
  Payroll                                                 10,864,520                      -              -    10,864,520
  Payroll taxes                                            1,083,804                      -              -     1,083,804
  Employee benefits                                          484,614                      -              -       484,614
  Workers compensation insurance                             144,825                      -              -       144,825
                                                     ----------------  ---------------------  -------------  ------------
         Total Cost of Services                           12,577,763                      -              -    12,577,763
                                                     ----------------  ---------------------  -------------  ------------

Gross Profit                                                 371,188                      -              -       371,188
                                                     ----------------  ---------------------  -------------  ------------


Operating Expenses
   General and administrative expenses                       367,156                  1,406         (1,406)      367,156
   Selling expenses                                           15,270                      -              -        15,270
   Depreciation                                               14,912                      -              -        14,912
   Amortization                                               53,430                      -              -        53,430
   Operating loss of subsidiary                                    -                 27,762        (27,762)            -
                                                     ----------------  ---------------------  -------------  ------------
         Total Operating Expenses                            450,768                 29,168        (29,168)      450,768
                                                     ----------------  ---------------------  -------------  ------------

                                                     ----------------  ---------------------  -------------  ------------

Loss From Operations                                         (79,580)               (29,168)        29,168       (79,580)
                                                     ----------------  ---------------------  -------------  ------------

Other Income (Expense)
   Interest income                                               747                      -              -           747
   Interest expense                                          (19,024)                     -              -       (19,024)
   Loss on marketable securities market adjustment                 -             (1,651,776)     1,651,776             -
   Loss on discontinued operations                                 -             (1,500,000)     1,500,000             -
                                                     ----------------  ---------------------  -------------  ------------
         Total Other (Expense)                               (18,277)            (3,151,776)     3,151,776       (18,277)
                                                     ----------------  ---------------------  -------------  ------------

Loss Before Income Taxes                                     (97,857)            (3,180,944)     3,180,944       (97,857)

Income Taxes                                                     500                      -              -           500
                                                     ----------------  ---------------------  -------------  ------------

Net Loss                                             $       (97,357)  $         (3,180,944)  $  3,180,944   $   (97,357)
                                                     ================  =====================  =============  ============






                       Trident Systems International, Inc.
                   Unaudited Proforma Combined Balance Sheets
                                December 31, 2001

                                                                     Professional
                                                                  Employer Consulting Trident Systems          Proforma
                                                                   Services, Inc.     International, Inc.    Adjustments
                                                                  ----------------  ---------------------  -----------------
     Assets
Current Assets
Cash                                                              $        11,154    $                  -  $               -
Accounts receivable                                                       233,463                       -                  -
Marketable equity securities                                                    -               1,199,975         (1,199,975)
Reserve fro purchase of Fotronix, Inc.                                          -                 800,000           (800,000)
Investment in SeaHunt, LLC                                                      -               8,383,808         (8,383,808)
                                                                  ----------------  ---------------------  -----------------
    Total Current Assets                                                  244,617              10,383,783        (10,383,783)


Customer list, net of accumulated amortization of $44,070                 543,530                      -                   -
Property and equipment, net of $38,816 of accumulated
   depreciation and amortization                                           48,120                      -                   -
Deposits                                                                    3,200                      -                   -
                                                                  ----------------  ---------------------  -----------------
         Total Assets                                                     839,467             10,383,783         (10,383,783)
                                                                  ================  =====================  =================
         Liabilities and Stockholders' Equity (Impairment)
Current Liabilities
   Bank overdraft                                                         117,241                      -                   -
   Accounts payable                                                        92,607                 36,550             (36,550)
   Accrued expenses                                                        14,433                      -                   -
   Note payable                                                            30,000                      -                   -
   Notes payable - related party                                                -                389,679            (389,679)
   Health benefits payable                                                285,377                      -                   -
   Payroll taxes payable                                                   88,014                      -                   -
   Current maturities of long-term debt                                    13,537                      -                   -
   Client deposits                                                        100,566                      -                   -
   Due to Amstaff                                                          72,000                      -                   -
                                                                  ----------------  ---------------------  -----------------
         Total Current Liabilities                                        813,775                426,229            (426,229)

Long-term debt, excluding current maturities                               68,331                      -                   -
                                                                  ----------------  ---------------------  -----------------

         Total Liabilities                                                882,106                426,229            (426,229)
                                                                  ----------------  ---------------------  -----------------

Stockholders' Equity (Impairment)
  Common stock                                                                100                  7,271                (100)
  Preferred stock                                                               -                  4,001                   -
  Contributed capital                                                     120,035             11,148,372         (11,159,544)
  Accumulated deficit                                                    (162,774)            (1,202,090)          1,202,090
                                                                  ----------------  ---------------------  -----------------
         Total Stockholders' Equity (Impairment)                          (42,639)             9,957,554          (9,957,554)
                                                                  ----------------  ---------------------  -----------------
         Total Liabilities and Stockholders' Equity (Impairment)  $       839,467   $         10,383,783   $     (10,383,783)
                                                                  ================  =====================  =================
                                                                   Proforma
                                                                   Company
                                                                   Combined
                                                                   ---------------
    Assets
Current Assets
Cash                                                               $       11,154
Accounts receivable                                                       233,463
Marketable equity securities                                                    -
Reserve fro purchase of Fotronix, Inc.                                          -
Investment in SeaHunt, LLC                                                      -
                                                                  ----------------
Total Current Assets                                                      244,617

Customer list, net of accumulated amortization of $44,070                 543,530
Property and equipment, net of $38,816 of accumulated
   depreciation and amortization                                           48,120
Deposits                                                                    3,200
         Total Assets                                                     839,467

         Liabilities and Stockholders' Equity (Impairment)
Current Liabilities
   Bank overdraft                                                         117,241
   Accounts payable                                                        92,607
   Accrued expenses                                                        14,433
   Note payable                                                            30,000
   Notes payable - related party                                                -
   Health benefits payable                                                285,377
   Payroll taxes payable                                                   88,014
   Current maturities of long-term debt                                    13,537
   Client deposits                                                        100,566
   Due to Amstaff                                                          72,000
                                                                  ----------------
         Total Current Liabilities                                        813,775


Long-term debt, excluding current maturities                               68,331
                                                                  ----------------
         Total Liabilities                                                882,106
                                                                  ----------------
Stockholders' Equity (Impairment)
  Common stock                                                              7,271
  Preferred stock                                                           4,001
  Contributed capital                                                     108,863
  Accumulated deficit                                                    (162,774)
                                                                  ----------------
         Total Stockholders' Equity (Impairment)                          (42,639)
                                                                  ----------------
         Total Liabilities and Stockholders' Equity (Impairment)  $       839,467
                                                                  ================

                       Trident Systems International, Inc.
              Unaudited Proforma Combined Statements of Operations
                                December 31, 2001

                                            Professional                                          Proforma
                                         Employer Consulting Trident Systems         Proforma     Combined
                                          Services, Inc.    International, Inc.    Adjustments     Company
                                         ----------------  ---------------------  -------------  ------------
Revenue                                    $17,666,624              $-                 $-        $17,666,624
                                         ----------------  ---------------------  -------------  ------------
Cost of Services
  Payroll                                     14,819,854                      -              -    14,819,854
  Payroll taxes                                1,153,672                      -              -     1,153,672
  Employee benefits                              875,797                      -              -       875,797
  Workers compensation insurance                  78,939                      -              -        78,939
                                         ----------------  ---------------------  -------------  ------------
         Total Cost of Services               16,928,262                      -              -    16,928,262
                                         ----------------  ---------------------  -------------  ------------

Gross Profit                                     738,362                      -              -       738,362
                                         ----------------  ---------------------  -------------  ------------

Operating Expenses
   General and administrative expenses           742,880                 20,540        (20,540)      742,880
   Selling expenses                               32,577                      -              -        32,577
   Depreciation                                   24,783                      -              -        24,783
   Amortization                                   44,070                      -              -        44,070
   Operating loss of subsidiary                        -                319,400       (319,400)            -
                                         ----------------  ---------------------  -------------  ------------
         Total Operating Expenses                844,310                339,940       (339,940)      844,310
                                         ----------------  ---------------------  -------------  ------------

                                         ----------------  ---------------------  -------------  ------------
Loss From Operations                            (105,948)              (339,940)       339,940      (105,948)
                                         ----------------  ---------------------  -------------  ------------

Other Income (Expense)
   Interest expense                              (19,065)                     -              -       (19,065)
                                         ----------------  ---------------------  -------------  ------------
         Total Other (Expense)                   (19,065)                     -              -       (19,065)
                                         ----------------  ---------------------  -------------  ------------

Extraordinary item                                     -                410,179       (410,179)            -
                                         ----------------  ---------------------  -------------  ------------

Loss Before Income Taxes                        (125,013)              (750,119)       750,119      (125,013)

Income Taxes                                         200                      -              -           200
                                         ----------------  ---------------------  -------------  ------------

Net Loss                                 $      (125,213)  $           (750,119)  $    750,119   $  (125,213)
                                         ================  =====================  =============  ============

                       TRIDENT SYSTEMS INTERNATIONAL, INC.
               NOTES TO THE PROFORMA COMBINED FINANCIAL STATEMENTS



The above proforma adjustments reflect the execution by the Company of a Stock Purchase Agreement with Professional Employer Consulting Services, Inc. dba AAMPRO ("AAMPRO") and its shareholders. Pursuant to the agreement, the Company issued 10,790,000 newly issued shares of common stock in exchange for all of the issued and outstanding shares AAMPRO. For accounting purposes, the acquisition has been treated as an acquisition of Trident Systems International, Inc. by AAMPRO and a recapitalization of AAMPRO. Prior to closing, Trident Systems International Inc. assigned all preclosing assets and liabilities to a newly formed wholly owned Nevada subsidiary.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Trident  Systems  International,  Inc.
                                      -------------------------------
                                      (Registrant)



Date:  December  30,  2002            /s/  Stephen  Farkas
                                      ----------------------------
                                      Stephen  Farkas,  Chief  Executive
                                              Officer